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                                                                  Exhibit 10.20

                       AMENDMENT TO TRANSACTION DOCUMENTS

     THIS AMENDMENT, dated as of October 23, 1996, by and among PRIMARK CORPORATION, a Michigan corporation (the "Borrower"), the Lenders party to the Revolving Credit Agreement referred to below, the Lenders party to the Term Loan Agreement referred to below, the Lenders party to the ICV Credit Agreement referred to below, and MELLON BANK, N.A., a national banking association, as Agent under such Revolving Credit Agreement, as Agent under such Term Loan Agreement, as Agent under such ICV Credit Agreement, and as Collateral Agent under the Collateral Agency Agreement referred to below.

                                    RECITALS:

     A. The Borrower has entered into (a) a Revolving Credit Agreement (as amended, the "Revolving Credit Agreement") dated as of June 29, 1995 among Primark Corporation (the "Borrower"), the Issuing Banks referred to therein, the Lenders parties thereto from time to time, Mellon Bank, N.A., The First National Bank of Boston, and NationsBank, N.A. (Carolinas), as Co-Agents, and Mellon Bank, N.A., as Agent, (b) a Term Loan Agreement (as amended, the "Term Loan Agreement") dated as of June 29, 1995 among the Borrower, the Lenders parties thereto from time to time, Mellon Bank, N.A., The First National Bank of Boston and NationsBank, N.A., (Carolinas), as Co-Agents, and Mellon Bank, N.A., as Agent, (c) a Collateral Agency Agreement (as amended, the "Collateral Agency Agreement") dated as of June 29, 1995 among the Borrower, the Revolving Credit Parties (as defined therein), the Term Loan Parties (as defined therein) and Mellon Bank, N.A. as Collateral Agent, and (d) a Security Agreement (as amended, the "Security Agreement") dated as June 29, 1995 made by the Borrower in favor of Mellon Bank, N.A., as Collateral Agent. The Revolving Credit Agreement, the Term Loan Agreement, the Collateral Agency Agreement, and/or the Security Agreement have been amended by (i) a letter agreement dated August 8, 1995 (which, among other things, added NationsBank, N.A. (Carolinas) as Co-Agent to the Revolving Credit Agreement and the Term Loan Agreement as initially constituted), (ii) an Amendment to Transaction Documents dated as of March 12, 1996, (iii) an Amendment to Transaction Documents dated as of June 27, 1996, and
(iv) an Amendment to Transaction Documents dated as of September 30, 1996.

     B. The parties hereto desire to amend further the Revolving Credit Agreement, the Term Loan Agreement, the Collateral Agency Agreement and the Security Agreement as set forth in this Amendment. Capitalized terms used herein and not otherwise defined shall have the meanings given them in, or by reference in, the Collateral Agency Agreement.

     NOW THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

     SECTION 1. AMENDMENTS TO THE REVOLVING CREDIT AGREEMENT AND THE TERM LOAN AGREEMENT.

     (a) Section 7.03 of each of the Revolving Credit Agreement and the Term Loan Agreement is hereby amended by deleting the existing clause (q), by adding the following new clauses (q), (r), and (s) immediately after clause (p), and by deleting the word "and" following clause (p):

          (q) Indebtedness of a TWN(UK) Entity permitted under Section 7.19(b) hereof;

          (r) Indebtedness of the Borrower or any of its Subsidiaries not exceeding $10,000,000 in principal amount, issued in connection with the acquisition by the Borrower or a Subsidiary of all of the Shares of Capital Stock of ICV (such Indebtedness being referred to herein as the "ICV Notes"); Indebtedness of the Borrower pursuant to the ICV Credit Agreement (as defined in the

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     Collateral Agency Agreement) constituting letters of credit issued for its account not exceeding $10,250,000 in stated amount, which letters of credit effectively secure the ICV Notes; and any Indebtedness of the Borrower or any of its Subsidiaries which amends, renews or refinances the ICV Notes and the ICV Credit Agreement, provided, however, that after giving effect to such refinancing the principal amount of Indebtedness is not increased; and

          (s) Indebtedness for borrowed money of Primark Economics or any of its Subsidiaries not exceeding $6,000,000 in aggregate principal amount at any time outstanding.

     (b) Section 7.04(h) of each of the Revolving Credit Agreement and the Term Loan Agreement is hereby amended by deleting the phrase", and Guaranty Equivalents of Primark Economics permitted under Section 7.20(c) hereof".

     (c) Section 7.14 of each of the Revolving Credit Agreement and the Term Loan Agreement is hereby deleted and replaced with the word "[Reserved]".

     (d) Section 7.16 of each of the Revolving Credit Agreement and the Term Loan Agreement is hereby amended by deleting the word "and" immediately before clause (b), deleting the period at the end thereof and appending thereto the following:", and (c) provisions in the ICV Credit Agreement no more restrictive than those in the ICV Credit Agreement as originally constituted".

     (e) Section 7.20 of each of the Revolving Credit Agreement and the Term Loan Agreement is hereby deleted and replaced with the word "[Reserved]".

     (f) The following defined terms are hereby added to Section 1.01 of Annex A of each of the Revolving Credit Agreement and the Term Loan Agreement in their appropriate places in alphabetical order (and, in the case of the terms "Credit Facilities," "Facilities Termination Date," and "Primark Economics" which were previously defined, the previous definition of such term is deleted):

          "Credit Facilities" shall mean the Revolving Credit Agreement, the Term Loan Agreement, the ICV Credit Agreement and the TASC Loan Agreement.

          "Facilities Termination Date" shall mean the later to occur of the Revolving Credit Maturity Date, the Term Loan Maturity Date and the ICV Credit Maturity Date.

          "Primark Economics" shall mean Primark Decision Economics, Inc.

          "ICV" shall mean ICV Limited.

          "ICV Credit Agreement" shall mean the Credit Agreement dated on or about October 23, 1996 by and among the Borrower, the lenders parties thereto from time to time, the issuing bank referred to therein, and Mellon Bank, N.A., as Agent, as the same may be amended, modified or supplemented from time to time in accordance with this Agreement.


          "ICV Credit Maturity Date" shall mean the final scheduled maturity of Indebtedness under the ICV Credit Agreement (being the later of (i) the latest expiration date permitted under the ICV Credit Agreement for letters of credit issued thereunder, or (ii) the final scheduled maturity of the Borrower's reimbursement obligations under the ICV Credit Agreement).


     SECTION 2. AMENDMENTS TO THE COLLATERAL AGENCY AGREEMENT.

     (a) Mellon Bank, N.A., as ICV Credit Agent (as defined hereinbelow) on behalf of the ICV Credit Parties (as defined hereinbelow), hereby agrees that the ICV Credit Parties hereby become

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parties to the Collateral Agency Agreement, and shall be subject to and bound by all of the provisions thereof and of the other Shared Security Documents referred to therein.

     (b) The following defined terms are hereby added to Section 1.01 of the Collateral Agency Agreement in their appropriate places in alphabetical order (and, in the case of the terms "Directing Party," "Facility Agents," "Facility Event of Default," "Facility Lenders," "Facility Lender Exposure," "Facility Parties," "Facility Permitted Lien," "Notice of Default," "Obligations," "Revolving Credit Agreement," "Secured Party Documents" and "Term Loan Agreement," each of which was previously defined, the previous definitions of such terms are deleted):

          "Directing Party" at any time shall mean:

               (a) the Term Loan Agent, if at such time (i) a Term Loan Notice of Default is in effect, at least 15 Business Days have elapsed since the giving of such Term Loan Notice of Default, and no Revolving Credit Notice of Default, ICV Credit Notice of Default or Bankruptcy Default is in effect, or (ii) (A) all Revolving Credit Obligations (other than Contingent Indemnification Obligations) have been paid in full, all commitments to extend credit under the Revolving Credit Documents have terminated, and all Letters of Credit have terminated, and (B) all ICV Credit Obligations (other than Contingent Indemnification Obligations) have been paid in full, all commitments to extend credit under the ICV Credit Documents have terminated, and all ICV LOCs have terminated;

               (b) the Revolving Credit Agent, if at such time (i) a Revolving Credit Notice of Default is in effect, at least 15 Business Days have elapsed since the giving of such Revolving Credit Notice of Default, and no Term Loan Notice of Default, ICV Credit Notice of Default or Bankruptcy Default is in effect, or (ii) (A) all Term Loan Obligations (other than Contingent Indemnification Obligations) have been paid in full, and (B) all ICV Credit Obligations (other than Contingent Indemnification Obligations) have been paid in full, all commitments to extend credit under the ICV Credit Documents have terminated, and all ICV LOCs have terminated;

               (c) the ICV Credit Agent, if at such time (i) an ICV Credit Notice of Default is in effect, at least 15 Business Days have elapsed since the giving of such ICV Credit Notice of Default, and no Term Loan Notice of Default, Revolving Credit Notice of Default or Bankruptcy Default is in effect, or (ii) (A) all Term Loan Obligations (other than Contingent Indemnification Obligations) have been paid in full, and (B) all Revolving Credit Obligations (other than Contingent Indemnification Obligations) have been paid in full, all commitments to extend credit under the Revolving Credit Documents have terminated, and all Letters of Credit have terminated;

               (d) all Swap Parties, acting together, if at such time (i) all Term Loan Obligations (other than Contingent Indemnification Obligations) have been paid in full, (ii) all Revolving Credit Obligations (other than Contingent Indemnification Obligations) have been paid in full, all commitments to extend credit under the Revolving Credit Documents have terminated, and (iii) all Letters of Credit have terminated, all ICV Credit Obligations (other than Contingent Indemnification Obligations) have been paid in full, all commitments to extend credit under the ICV Credit Documents have terminated, and all ICV LOCs have terminated;

               (e) otherwise, Facility Lenders whose Facility Lender Percentages at such time aggregate at least 51%, acting together.

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          "Facility Agents" shall mean the Revolving Credit Agent, the Term Loan
     Agent and the ICV Credit Agent.

          "Facility Event of Default" shall mean the occurrence or existence of an "Event of Default" under the Revolving Credit Agreement, the Term Loan Agreement or the ICV Credit Agreement.

          "Facility Lenders" shall mean the Revolving Credit Lenders, the Term Loan Lenders and the ICV Credit Lenders.

          "Facility Lender Exposure" for a Facility Lender at any time shall mean the sum of the following: (a) the principal amount of loans outstanding to such Facility Lender under the Term Loan Agreement, plus (b) the principal amount of extensions of credit made by or for the account of such Facility Lender under the Revolving Credit Agreement, plus (c) the amount equal to (i) if no Revolving Credit Notice of Default or Bankruptcy Default is in effect, and if the commitment of such Facility Lender to extend credit under the Revolving Credit Agreement has not expired or been terminated, then an amount equal to the principal amount of such Facility Lender's unborrowed commitment to extend credit under the Revolving Credit Agreement, (ii) otherwise, zero, plus (d) the principal amount of extensions of credit made by or for the account of such Facility Lender under the ICV Credit Agreement.

          "Facility Parties" shall mean the Revolving Credit Parties, the Term Loan Parties, the ICV Credit Parties and the Swap Parties.

          "Facility Permitted Lien" shall mean a Lien which is a "Permitted Lien" under each of the Revolving Credit Agreement, the Term Loan Agreement and the ICV Credit Agreement.

          "ICV Credit Agent" at any time shall mean the "Agent" under the ICV Credit Agreement at such time. If there is no Agent under the ICV Credit Agreement at such time, then any notice, demand, or other communication required or permitted to be given by the ICV Credit Agent hereunder or under any Shared Security Document shall be sufficiently given or made if given by the "Required Lenders" (as defined in the ICV Credit Agreement as constituted on the date hereof, as such definition may be amended, modified or supplemented from time to time, and any successor term of similar import from time to time in the ICV Credit Agreement), and any notification, demand, consent, document, payment or other communication or item required to be given or made to the ICV Credit Agent shall be sufficiently given or made if given directly to each ICV Credit Party entitled thereto.

          "ICV Credit Agreement" shall mean the Credit Agreement dated on or about October 23, 1996 by and among the Borrower, the lenders parties thereto from time to time, the issuing bank referred to therein, and Mellon Bank, N.A., as Agent, as the same may be amended, modified or supplemented from time to time; provided, however, that for purposes of this Agreement no effect shall be given to any amendment, modification or supplement entered into without the written consent of the Revolving Credit Agent and the Term Loan Agent that increases the maximum aggregate principal amount of extensions of credit thereunder to the Borrower above $10,250,000.

          "ICV Credit Documents" shall mean the "Loan Documents" as defined in the ICV Credit Agreement, and any successor term of similar import from time to time in the ICV Credit Agreement.

          "ICV Credit Issuing Bank" shall mean the "Issuing Banks" (as defined in the ICV Credit Agreement) under the ICV Credit Agreement, together with its successors thereunder.

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          "ICV Credit Lenders" shall mean the "Lenders" (as defined in the ICV
     Credit Agreement) from time to time under the ICV Credit Agreement.

          "ICV Credit Notice of Default" shall mean a written certification delivered to the Collateral Agent by the ICV Credit Agent at any time stating that a Facility Event of Default or Facility Potential Default (as specified therein) has occurred and is continuing or exists under the ICV Credit Agreement, and specifically stating that such notice is a "ICV Credit Notice of Default" under this Agreement.

          "ICV Credit Obligations" shall mean all obligations from time to time of the Borrower to any ICV Credit Party from time to time arising under or in connection with or related to or evidenced by or secured by the ICV Credit Agreement or any other ICV Credit Document, whether such obligations are direct or indirect, otherwise secured or unsecured, joint or several, absolute or contingent, due or to become due, whether for payment or performance, now existing or hereafter arising (specifically including but not limited to obligations arising or accruing after the commencement of any bankruptcy, insolvency or similar proceedings with respect to the Borrower, or which would have arisen or accrued but for the commencement of such proceeding, even if the claim for such obligation is not allowed in such proceeding under applicable Law). Without limitation of the foregoing, such obligations include the principal amount of loans, interest, ICV Credit reimbursement obligations, and fees, indemnities or expenses under or in connection with any ICV Credit Document. ICV Credit Obligations shall remain such notwithstanding any assignment or transfer or any subsequent assignment or transfer of any of the ICV Credit Obligations or any interest therein.

          "ICV Credit Parties" shall mean the ICV Credit Lenders, the ICV Credit Issuing Bank and the ICV Credit Agent.

          "ICV LOC" shall mean any letter of credit outstanding under the ICV Credit Agreement from time to time.

          "ICV LOC Collateral Account" shall have the meaning given that term in
     Section 4.09 hereof.

          "ICV LOC Exposure" at any time shall mean the sum at such time of (a) the aggregate ICV LOC Unreimbursed Draws and (b) the aggregate ICV LOC Undrawn Availability.

          "ICV LOC Undrawn Availability" with respect to an ICV LOC at any time shall mean the maximum amount available to be drawn under such ICV LOC at such time or thereafter, regardless of the existence or satisfaction of any conditions or limitations on drawing.

          "ICV LOC Unreimbursed Draws" with respect to a ICV LOC at any time shall mean the aggregate amount at such time of all payments made by the issuer under such ICV LOC, to the extent not repaid by the Borrower.

          "Notice of Default" shall mean a Revolving Credit Notice of Default, a Term Loan Notice of Default or an ICV Credit Notice of Default.

          "Obligations" shall mean all Revolving Credit Obligations, Term Loan Obligations, ICV Credit Obligations, Swap Obligations, and Collateral Agent Obligations.

          "Revolving Credit Agreement" shall mean the Revolving Credit Agreement of even date herewith by and among the Borrower, the lenders parties thereto from time to time, the issuing banks referred to therein, Mellon Bank, N.A. and The First National Bank of Boston, as

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     Co-Agents, and Mellon Bank, N.A., as Agent, as the same may be amended, modified, supplemented, renewed or refinanced from time to time; provided, however, that for purposes of this Agreement no effect shall be given to any amendment, modification, supplement, renewal or refinancing entered into without the written consent of the Term Loan Agent and the ICV Credit Agent that increases the maximum aggregate principal amount of extensions of credit thereunder to the Borrower (whether in the form of loans, Letters of Credit or otherwise) above $75,000,000.

          "Secured Party Documents" shall mean the Revolving Credit Documents, the Term Loan Documents, the ICV Credit Documents and the Swap Documents, including the Shared Security Documents.

          "Term Loan Agreement" shall mean the Term Loan Agreement of even date herewith by and among the Borrower, the lenders parties thereto from time to time, Mellon Bank, N.A., and The First National Bank of Boston, as Co-Agents, and Mellon Bank, N.A., as Agent, as the same may be amended, modified or supplemented from time to time; provided, however, that for purposes of this Agreement no effect shall be given to any amendment, modification or supplement entered into without the written consent of the Revolving Credit Agent and the ICV Loan Agent that increases the principal amount outstanding thereunder.

     (c) Section 2.01 of the Collateral Agency Agreement is hereby amended as follows: (i) in Section 2.01(a), the phrase "either Facility Agent" is replaced with the phrase "a Facility Agent" in each place in which it appears, (ii) in
Section 2.01(a) and 2.02(b), the phrase "the other Facility Agent" is replaced with the phrase "the other Facility Agents" in each place in which it appears, and (iii) in Section 2.01(c), the phrase "both Facility Agents" is replaced with the phrase "each Facility Agent".

     (d) Section 2.03 of the Collateral Agency Agreement is hereby amended by adding the following new subsection (c):

          (c) AMENDMENTS TO AND REFINANCING OF THE ICV CREDIT AGREEMENT. The provisions of this Agreement shall remain in full force and effect as applied to any amendment, modification or supplement to the ICV Credit Agreement, provided that the ICV Credit Agreement as so amended, modified or supplemented remains a "ICV Credit Agreement" as defined herein.

     (e) Section 2.04 of the Collateral Agency Agreement is hereby amended by deleting the phrase "the Revolving Credit Agreement, the Term Loan Agreement or the Swap Agreement" and replacing it with the phrase "the Revolving Credit Agreement, the Term Loan Agreement, the ICV Credit Agreement or the Swap Agreement".

     (f) Section 2.05 of the Collateral Agency Agreement is hereby amended by deleting the word "or" following clause (b) thereof, adding the word "or" immediately after clause (c) thereof, and adding the following new clause (d) immediately after such clause (c):

          (d) in the case of the ICV Credit Parties, a written notice from the ICV Credit Agent to the effect that (i) the Liens created hereby and by the other Shared Security Documents are to be released and discharged with respect to the ICV Credit Parties, or (ii) all commitments to extend credit under the ICV Credit Documents have terminated, all ICV LOCs have terminated, and all ICV Credit Obligations (other than Contingent Indemnification Obligations) have been indefeasibly paid in full in cash;

In addition, the final sentence of Section 2.05 is hereby amended to read as follows: "The Revolving Credit Agent, the Term Loan Agent, each Swap Party, and the ICV Credit Agent, respectively, shall deliver to the Collateral Agent written notice to the effect set forth in clause (a)(ii), (b)(ii), (c)(ii), and

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(d)(ii), respectively, promptly after receiving written request to do so by the
Borrower after the conditions described in such clause are satisfied."

          (g) Section 4.04 of the Collateral Agency Agreement is hereby amended by deleting items "Second," "Third," "Fourth", "Fifth" and "Finally" and replacing them with the following, respectively:

               Second: to (a) the Revolving Credit Agent, for the payment of all amounts due to the Revolving Credit Agent in its capacity as such which are unpaid on such distribution date, (b) the Term Loan Agent, for the payment of all amounts due to the Term Loan Agent in its capacity as such which are unpaid on such distribution date, and (c) the ICV Credit Agent, for the payment of all amounts due to the ICV Credit Agent in its capacity as such which are unpaid on such distribution date; provided, that if such monies to be distributed by the Collateral Agent shall be insufficient to pay in full the amounts referred to in the foregoing clauses (a), (b) and (c), then such distribution shall be made ratably (without priority of any one over any other) to the Revolving Credit Agent, the Term Loan Agent and the ICV Credit Agent in proportion to the respective amounts referred to in the foregoing clauses (a), (b) and (c) on such distribution date;

               Third: to (a) the Revolving Credit Agent, for the account of the Revolving Credit Parties, in an amount equal to all amounts due and payable to the Revolving Credit Parties on such distribution date with respect to Revolving Credit Obligations (including obligations to pay Letter of Credit Unreimbursed Draws and to provide cash collateral for outstanding undrawn Letters of Credit, but only to the extent the aggregate Letter of Credit Exposure exceeds the amount on deposit in the Letter of Credit Collateral Account) (to the extent not paid pursuant to item "Second" above), (b) the Term Loan Agent, for the account of the Term Loan Parties, in an amount equal to all amounts due and payable to the Term Loan Parties on such distribution date with respect to Term Loan Obligations (to the extent not paid pursuant to item "Second" above), (c) the ICV Credit Agent, for the account of the ICV Credit Parties, in an amount equal to all amounts due and payable to the ICV Credit Parties on such distribution date with respect to ICV Credit Obligations (including obligations to pay ICV LOC Unreimbursed Draws and to provide cash collateral for outstanding undrawn ICV LOCs, but only to the extent the aggregate ICV LOC Exposure exceeds the amount on deposit in the ICV LOC Collateral Account) (to the extent not paid pursuant to item "Second" above), and
          (d) each Swap Party, in an amount (calculated separately for each Swap Agreement to which such Swap Party is party) equal to the lesser of
          (i) all amounts due and payable to the Swap Party on such distribution date with respect to Swap Obligations under or in connection with such Swap Agreement or (ii) the Swap Shared Security Cap for such Swap Agreement minus the aggregate amount of all distributions previously made from time to time to the Swap Party with respect to Swap Obligations under or in connection with such Swap Agreement pursuant to this item "Third"; provided, that if such moneys to be distributed by the Collateral Agent shall be insufficient to pay in full the amounts referred to in the foregoing clauses (a), (b), (c) and (d), then such distribution shall be made ratably (without priority of any one over any other) to the Revolving Credit Agent, the Term Loan Agent, the ICV Credit Agent and the Swap Parties in proportion to the respective amounts referred to in the foregoing clauses (a), (b), (c) and (d) on such distribution date; and further provided, that no further distributions shall be made under this item "Third" to a Swap Party on account of Swap Obligations under or in connection with a particular Swap Agreement once the aggregate amount of all distributions made from time to time to such Swap Party on account of Swap Obligations under or in connection with such Swap Agreement pursuant to clause (d) of this item "Third" shall equal the Swap Shared Security Cap for such Swap Agreement; and further provided, that no further distributions shall be made under this item "Third" once the aggregate amount of all distributions made from time to time pursuant to clause (c) of this item "Third" to each Swap Party on account of the Swap Obligations under or in connection with each Swap Agreement shall equal the Swap Shared Security Cap for such Swap Agreement'


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


               Fourth: to (a) the Revolving Credit Agent, for the account of the Revolving Credit Parties, in an amount equal to all amounts due and payable to the Revolving Credit Parties on such distribution date with respect to Revolving Credit Obligations (including obligations to pay Letter of Credit Unreimbursed Draws and to provide cash collateral for outstanding undrawn Letters of Credit, but only to the extent the aggregate Letter of Credit Exposure exceeds the amount on deposit in the Letter of Credit Collateral Account) (to the extent not paid pursuant to items "Second" and "Third" above), (b) the Term Loan Agent, for the account of the Term Loan Parties, in an amount equal to all amounts due and payable to the Term Loan Parties on such distribution date with respect to Term Loan Obligations (to the extent not paid pursuant to items "Second" and "Third" above), and (c) the ICV Credit Agent, for the account of the ICV Credit Parties, in an amount equal to all amounts due and payable to the ICV Credit Parties on such distribution date with respect to ICV Credit Obligations (including obligations to pay ICV LOC Unreimbursed Draws and to provide cash collateral for outstanding undrawn ICV LOCs, but only to the extent the aggregate ICV LOC Exposure exceeds the amount on deposit in the ICV LOC Collateral Account) (to the extent not paid pursuant to items "Second" and "Third" above); provided, that if such moneys to be distributed by the Collateral Agent shall be insufficient to pay in full the amounts referred to in the foregoing clauses (a),
          (b) and (c), then such distribution shall be made ratably (without priority of any one over any other) to the Revolving Credit Agent and the Term Loan Agent in proportion to the respective amounts referred to in the foregoing clauses (a), (b) and (c) on such distribution date;

               Fifth: to each Swap Party, in an amount equal to all amounts due and payable to the Swap Party on such distribution date with respect to Swap Obligations (to the extent not paid pursuant to item "Third" above); provided, that if such moneys to be distributed by the Collateral Agent shall be insufficient to pay in full the amounts referred to in the foregoing clause, then such distribution shall be made ratably (without priority of any one over any other) to the Swap Parties in proportion to the respective amounts referred to in the foregoing clause on such distribution date; and

               Finally: if all Revolving Credit Obligations, Term Loan Obligations, ICV Credit Obligations and Swap Obligations (other than, in each case, Contingent Indemnification Obligations) shall have been indefeasably paid in full in cash, all commitments to extend credit under the Revolving Credit Agreement shall have terminated, all outstanding Letters of Credit shall have terminated, all commitments to extend credit under the ICV Credit Agreement shall have terminated, all outstanding ICV LOCs shall have terminated, and all Interest Rate Hedge Agreements under the Swap Documents have terminated, any surplus then remaining shall be paid to the Borrower or its successors or assigns or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

          (h) Section 4.05 of the Collateral Agency Agreement is amended to read as follows:

               4.05. CALCULATIONS. In making the determinations and allocations required by Section 4.04 hereof, the Collateral Agent may rely upon information supplied by (a) the Revolving Credit Agent, as to the amounts described in clause (a) of item "Second",clause (a) of item "Third", and clause (a) of item "Fourth", (b) the Term Loan Agent, as to the amounts described in clause (b) of item "Second", clause (b) of item "Third", and clause (b) of item "Fourth", (c) the ICV Credit Agent, as to the amounts described in clause (c) of item "Second", clause (c) of item "Third" and clause (c) of item "Fourth" and (d) each Swap Party, as to the amounts described in clause (d) of item "Third" and item "Fifth", and the Collateral Agent shall have no liability to any Secured Party for actions taken in reliance on such information. All distributions made by the Collateral Agent pursuant to Section 4.04 hereof shall be final as against the Collateral Agent (subject to any decree of any court of competent jurisdiction), and the Collateral Agent shall have no duty to inquire as to the application by any Secured Party of any amounts distributed to it.

               (i) The following new Section 4.09 is hereby added to the Collateral Agency Agreement immediately following Section 4.08:

                    4.09. ICV LOC COLLATERAL ACCOUNT.

                    (a) ICV LOC COLLATERAL ACCOUNT. Not later than the first
               date on which funds are required to be deposited therein pursuant to this Agreement or any other Shared Security Document, the Collateral Agent shall maintain an account (the "ICV LOC Collateral Account") at such office as it may designate from time to time in its own name as Collateral Agent.

                    (b) INVESTMENT. The Collateral Agent shall invest and
               reinvest moneys on deposit in the ICV LOC Collateral Account in its own name in such Restricted Investments as the Collateral Agent may select in its discretion, and all such investments and the interest and income received thereon and the net proceeds on the sale or redemption thereof shall be held in the ICV LOC Collateral Account. The Collateral Agent shall not be responsible or liable to any other Person for any loss or decline in value of such investments or any loss or penalties incurred in the liquidation or sale thereof. The Collateral Agent may liquidate investments prior to maturity to make a distribution pursuant to
               Section 4.09(d) hereof or otherwise permitted or required pursuant to this Agreement.

                    (c) DEPOSITS. Notwithstanding anything to the contrary
               contained herein, all funds distributable from the Shared Collateral Account under Section 4.04 hereof on account of ICV LOC Exposure shall be deposited into the ICV LOC Collateral Account. In addition, the ICV Credit Agent shall remit to the Collateral Agent, for deposit into the ICV LOC Collateral Account, such amounts as the ICV Credit Agreement or any ICV Credit Document requires or permits to be deposited therein. No other funds shall be deposited in the ICV LOC Collateral Account or commingled with funds in the ICV LOC Collateral Account.

                    (d) DISBURSEMENTS. The Collateral Agent shall remit funds on deposit from time to time in the ICV LOC Collateral Account to, or at the direction of, the ICV Credit Agent when and as requested by the ICV Credit Agent for the reimbursement of ICV LOC Unreimbursed Draws, as and when the same become due and payable, if and to the extent the Borrower fails to pay the same. The ICV Credit Agent shall forthwith remit, or cause the Collateral Agent to remit, such funds to the Secured Party which is the issuer of such ICV LOC, who shall apply such funds to payment of such ICV LOC Unreimbursed Draw. If at any time the amount on deposit in the ICV LOC Collateral Account exceeds the aggregate ICV LOC Exposure with respect to all outstanding ICV LOCs, the excess shall be deposited into the Shared Collateral Account.

               (j) Section 5.09 of the Collateral Agency Agreement is hereby amended by deleting the phrase "Revolving Credit Agreement or Term Loan Agreement, as the case may be" in each place in which it appears and replacing with the phrase "Revolving Credit Agreement, Term Loan Agreement or ICV Credit Agreement, as the case may be".

               (k) Section 5.13 of the Collateral Agency Agreement is hereby amended by deleting the phrase "the Revolving Credit Agent and the Term Loan Agent" and replacing it with the phrase "the Revolving Credit Agent, the Term Loan Agent and the ICV Credit Agent"

               (l) Section 6.08 of the Collateral Agency Agreement is hereby amended by deleting the words "and (c)" and replacing them with the phrase "(c) from the ICV Credit Agent to the effect that (i) the Liens created hereby and by the other Shared Security Documents are to be released and discharged, or (ii) all commitments to extend credit under the ICV Credit Documents have terminated, all ICV

LOCs have terminated, and all ICV Credit Obligations (other than Contingent Indemnfication Obligations) have been indefeasibly paid in full in cash, and
(d)".

               (m) Exhibit A to the Collateral Agency Agreement is hereby amended as follows: (i) In Section 5, the phrase "the Revolving Credit Agent, the Term Loan Agent and the Borrower" is deleted and replaced with the phrase "the Revolving Credit Agent, the Term Loan Agent, the ICV Credit Agent and the Borrower". (ii) The signature block is amended by deleting the phrase "as Revolving Credit Agent and Term Loan Agent" and replacing it with the phrase "as Revolving Credit Agent, Term Loan Agent and ICV Credit Agent".

               (n) To the extent an Interest Rate Hedging Agreement in existence on the effective date of this Amendment constitutes a "Swap Agreement" entitled to the benefit of the Collateral Agency Agreement under Collateral Agency Agreement as constituted before this Amendment, nothing in this Amendment shall be construed to cause such Interest Rate Hedging Agreement to cease to be a "Swap Agreement".


               SECTION 3. AMENDMENTS TO THE SECURITY AGREEMENT.

               (a) Section 2.04 of the Security Agreement is hereby amended by deleting the phrase "neither Facility Agent" where it appears in clause (c) and replacing it with the phrase "no Facility Agent".

               (b) Sections 4.02(a), 4.02(b) and 4.04(e) of the Security Agreement are hereby amended by deleting the phrase "the Revolving Credit Agreement and the Term Loan Agreement" in each place where it appears and replacing it with the phrase "the Revolving Credit Agreement, the Term Loan Agreement and the ICV Credit Agreement".


          SECTION 4. EFFECTIVENESS AND EFFECT, ETC.

               (a) This Amendment shall become effective on the day on which each of the following conditions has been satisfied: (i) Mellon Bank, N.A., as Collateral Agent, Revolving Credit Agent and Term Loan Agent, shall have received counterparts hereof duly executed by the Borrower, "Required Lenders" under the Revolving Credit Agreement, "Required Lenders" under the Term Loan Agreement, the Collateral Agent, the Revolving Credit Agent and the Term Loan Agent, and (ii) the ICV Credit Agreement shall have been executed and delivered by the Borrower.

               (b) The Revolving Credit Agreement, the Term Loan Agreement, the Collateral Agency Agreement and the Security Agreement, as amended by the letter agreement dated August 8, 1995, the Amendment to Transaction Documents dated as of March 12, 1996, the Amendment to Transaction Documents dated as of June 27, 1996, the Amendment to Transaction Documents dated as of September 30, 1996, and as amended and modified hereby, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Except to the extent expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Secured Party under the Revolving Credit Agreement, the Term Loan Agreement, the Collateral Agency Agreement or the Security Agreement or constitute a waiver of any provision of any of the foregoing.

               SECTION 5. MISCELLANEOUS. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same document. Section and other headings herein are for reference purposes only and shall not affect the interpretation of this Amendment in any respect. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to choice of law rules. This Amendment constitutes a Transaction Document and is a requested amendment within the meaning of Sections 10.06(a) of each of the Revolving Credit Agreement and the Term Loan Agreement and Section 5.14 of the Collateral Agency Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                 PRIMARK CORPORATION


                                 By /s/ PAUL G. SANDFORD
                                   --------------------------------------------
                                 Name: Paul G. Sandford
                                 Title: Treasurer


                                 MELLON BANK, N.A.,
                                 individually and as Collateral Agent,
                                 Revolving Credit Agent, Term Loan Agent, and ICV Credit Agent

                                 By /s/ R. JANE WESTRICH
                                   --------------------------------------------
                                 Name: R. Jane Westrich
                                 Title: Vice President


CONSENTED AND AGREED:

THE FIRST NATIONAL BANK OF BOSTON

By /s/ MITCHELL B. FELDMAN
  -------------------------------
Name: Mitchell B. Feldman
Title: Managing Director

NATIONSBANK, N.A.

By /s/ ELIZABETH S. DUFF
  -------------------------------
Name: Elizabeth S. Duff
Title: Vice President

THE ROYAL BANK OF SCOTLAND PLC

By /s/ GRANT F. STODDART
  -------------------------------
Name: Grant F. Stoddart
Title: Senior Vice President
       and Manager

THE FUJI BANK, LIMITED

By /s/ TEIJI TERAMOTO
   -------------------------------
Name: TEIJI TERAMOTO
Title: Vice President & Manager

THE CHASE MANHATTAN BANK

By /s/ GEORGE W. BURTON
   ------------------------------
Name: George W. Burton
Title: Regional Credit Manager.

FIRST AMERICAN NATIONAL BANK


By /s/ SCOTT M. BANE
  -------------------------------
Name: Scott M. Bane
Title: Senior Vice President

THE BANK OF TOKYO - MITSUBISHI, LIMITED, successor by merger to THE MITSUBISHI BANK, LIMITED

By /s/ VICTOR BULZACCHELLI
  -------------------------------
Name: Victor Bulzacchelli
Title: Attorney in Fact